Exhibit 10.8

Custody Agreement

dated as of November 8, 2024

by and between

EPT 16 LLC,

as Company

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Document Custodian

Table of Contents

- i -

Schedule A – List of Authorized Persons

Exhibit A – Form of Request for Release

- ii -

This Custody Agreement (this “Agreement”) is dated as of November 8, 2024 and is by and between EPT 16 LLC, a Delaware limited liability company, as Company (along with any successor or permitted assign, the “Company”), and Computershare Trust Company, N.A. (“Computershare”), a national banking association, acting through its Document Custody division, as Document Custodian (in such capacity, along with any successor or permitted assign acting as Document Custodian hereunder, the “Document Custodian”).

R e c i t a l s

Whereas, the Company relies on an exception from the definition of investment company set forth in Section 3(c)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Company intends to elect to be regulated as a business development company under the 1940 Act;

Whereas, the Company desires to retain Computershare Trust Company, N.A. to act as Document Custodian for the Company;

Whereas, the Company desires that certain of the Company’s Loan Files (as defined below) be held by the Document Custodian pursuant to this Agreement; and

Now Therefore, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

Section 1.	Definitions.

Section 1.1.      Defined Terms. In addition to terms expressly defined elsewhere herein, the following words shall have the following meanings as used in this Agreement:

“Agreement” means this Custody Agreement (as the same may be amended from time to time in accordance with the terms hereof).

“Asset List” means, in the case of each Loan File held by the Document Custodian for the benefit of the Company, a computer-readable transmission containing information sufficient to identify the asset (and such other data as may be mutually agreed upon in writing by the Company and the Document Custodian), which shall be delivered by the Company to the Document Custodian pursuant to this Agreement.

“Authorized Person” has the meaning set forth in Section 6.4.

“Business Day” means a day on which the Document Custodian is open for business.

“Company” means EPT 16 LLC, its successors or permitted assigns.

“Corporate Trust Office” shall mean, with respect to the Document Custodian, the corporate trust office thereof at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this Agreement is located at Computershare Trust Company, N.A., 1505 Energy Park Drive, St. Paul, MN 55108, Attention: Corporate Trust Services – Asset-Backed Administration, or at such other address as such party may designate from time to time by notice to the other parties to this Agreement.

“Document Custodian” has the meaning set forth in the first paragraph of this Agreement.

“Loan” shall mean any obligation (or participation interest therein) for the payment or repayment of borrowed money that is documented by a term loan agreement, revolving loan agreement or other similar credit agreement.

“Loan Checklist” means a list delivered to the Document Custodian in connection with delivery of each Loan to the Document Custodian by the Company that identifies the items contained in the related Loan File.

“Loan File” means, with respect to each Loan delivered to the Document Custodian, each of the Required Loan Documents identified on the related Loan Checklist.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof) unincorporated organization, or any government or agency or political subdivision thereof.

“Proper Instructions” means instructions received by the Document Custodian in form acceptable to it, from the Company, or any Person duly authorized by the Company in any of the following forms acceptable to the Document Custodian:

(a)	in writing signed by an Authorized Person (and delivered by hand, by mail, by overnight courier or by telecopier);

(b)	by electronic mail from an Authorized Person; or

(c)	such other means as may be agreed upon from time to time by the Document Custodian and the party giving such instructions.

“Request for Release” means a request for release of any Loan File, which request shall be either (i) delivered to the Document Custodian substantially in the form of Exhibit A hereto or (ii) as otherwise agreed to between the Document Custodian and the Company.

“Required Loan Documents” means, for each Loan, to the extent set forth on the related Loan Checklist delivered to the Document Custodian in connection therewith, copies (except as otherwise indicated) of the following instruments: (i) with respect to leases, if any: (A) master lease agreement, (B) equipment schedule, (C) intellectual property security agreement, (D) participation rights agreement or assignment agreement, (E) intercreditor agreement/collateral agency agreement/subordination agreement, (F) warrant, (G) royalty fee agreement, (H) delivery and acceptance certificate, (I) pledge agreement, (J) security agreement, (K) asset sale agreement schedule, (L) bill of sale, (M) UCC filings, (N) guaranty agreement, and (O) most recent portfolio risk rating (if applicable); and (ii) with respect to loans, if any: (A) loan and security agreement, (B) intellectual property security agreement, (C) participation rights agreement or assignment agreement, (D) intercreditor agreement/collateral agency agreement, (E) warrant, (F) royalty fee agreement, (G) pledge agreement, (H) UCC filings, (I) guaranty agreement, (J) promissory note, and (K) most recent portfolio risk rating. With respect to each Loan File, the Company will provide a Loan Checklist to the Document Custodian of the applicable Loan Files, upon which the Document Custodian shall be able to conclusively rely as the list of documents required to be included in the related Loan File.

“Responsible Officer” shall mean any President, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Corporate Trust Officer, or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

Section 1.2.      Construction. In this Agreement unless the contrary intention appears:

(a)            any reference to this Agreement or another agreement or instrument refers to such agreement or instrument as the same may be amended, modified or otherwise rewritten from time to time;

(b)            a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(c)            any term defined in the singular form may be used in, and shall include, the plural with the same meaning, and vice versa;

(d)            a reference to a Person includes a reference to the Person’s executors, successors and permitted assigns;

(e)            an agreement, representation or warranty in favor of two or more Persons is for the benefit of them jointly and severally;

(f)             an agreement, representation or warranty on the part of two or more Persons binds them jointly and severally; and

(g)            a reference to the term “including” means “including, without limitation.”

Section 1.3.      Headings. Headings are inserted for convenience and do not affect the interpretation of this Agreement.

Section 2.	Appointment of Document Custodian.

Section 2.1.      Appointment and Acceptance. The Company hereby appoints the Document Custodian as custodian to hold the Loan Files and Required Loan Documents owned by the Company and delivered to the Document Custodian from time to time during the period of this Agreement on the terms and conditions set forth in this Agreement, and the Document Custodian hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement with respect to it and subject to and in accordance with the provisions hereof. The Document Custodian’s services hereunder shall be conducted through the Document Custody division of Computershare (including, as applicable, any agents or Affiliates utilized thereby).

Section 2.2.      Instructions. The Company agrees that it shall from time to time provide, or cause to be provided, to the Document Custodian all necessary instructions and information, and shall respond promptly to all inquiries and requests of the Document Custodian, as may reasonably be necessary to enable the Document Custodian to perform its duties hereunder.

Section 3.	Reserved.

Section 4.	Duties of Document Custodian.

(a)            With respect to Loans, Required Loan Documents shall be delivered to the Document Custodian in its role as, and at the address identified in Section 13(c) for, the Document Custodian. All Required Loan Documents shall be held in safekeeping by the Document Custodian, individually segregated on its inventory system from the files of any other Person other than those relating to the Company and its affiliates and subsidiaries. The Document Custodian shall be under no responsibility or duty with respect to the disposition of any Required Loan Documents while such Required Loan Documents are not in its possession in accordance with the terms of this Agreement. The Document Custodian shall be entitled to retain copies of any Required Loan Documents for so long as required by its internal document retention policy.

(b)            Contemporaneously with the acquisition of any Loan or Loans, the Company shall deliver, or cause to be delivered, to the Document Custodian an Asset List with a Loan File containing any appropriate Required Loan Documents evidencing such Loan and the related Loan Checklist, and any further information in respect of such Loan as the Document Custodian may reasonably require in order to enable the Document Custodian to perform its duties hereunder in respect of such Loan, on which the Document Custodian may conclusively rely without further inquiry or investigation, in such form and format as the Document Custodian reasonably may require.

(c)            The Document Custodian shall release and ship for delivery, or direct its agents or sub-custodian to release and ship for delivery, as the case may be, Required Loan Documents of the Company held by the Document Custodian, its agents or its sub-custodian from time to time upon receipt of a Request for Release (which shall, among other things, specify the Required Loan Documents to be released, with such delivery and other information as may be necessary to enable the Document Custodian to perform (including the delivery method), substantially in the form attached hereto ad Exhibit A (or as otherwise agreed between the Document Custodian and the Company). Any request for release by the Company shall be in the form of the Request for Release. The Company is authorized to transmit and the Document Custodian is authorized to accept signed facsimile or email copies of Requests for Release submitted. The Company shall maintain such insurance against loss or damage relating to the delivery of Required Loan Documents as the Company deems appropriate. It is expressly agreed that in no event shall the Document Custodian have any liability for any losses or damages to any Person arising out of actions of the Document Custodian in accordance with Requests for Release, except for any losses or damages caused directly by the willful misconduct or gross negligence of the Document Custodian (in each case as determined by a final, non-appealable order from a court of competent jurisdiction).

(d)           For the avoidance of doubt, the Document Custodian shall only be required to hold those Required Loan Documents received by it in accordance with this Agreement, and shall have no obligation to review, monitor or verify (i) any information with respect to any document contained in any purported Required Loan Documents, (ii) the contents of any such document, or (iii) any other criteria with respect to such Policy Documents or the documents therein.

Section 5.	Reporting.

On the first Business Day of each week, the Document Custodian shall deliver to the Company an on-hand and exception report relating to the Loan Files being held by it hereunder.

Section 6	Certain General Terms.

Section 6.1.      No Duty to Examine Documents. Nothing herein shall obligate the Document Custodian to review or examine the terms of any underlying instrument, certificate, credit agreement, indenture, loan agreement, promissory note, or other document held by the Document Custodian, or to monitor the status of any lien or performance of any collateral, or otherwise.

The Document Custodian shall have no liability for or obligation with respect to, and have not made any determination, representation or warranty as to (i) the validity, sufficiency, marketability, enforceability, marketability, genuineness, value, contents or enforceability of, or the creation, maintenance, enforceability, existence, validity, adequacy, priority or perfection of any collateral or any lien upon, or security interest in, any Required Loan Documents or any agreement, instrument or other document contained therein; or (ii) whether any Required Loan Documents or any agreements, instruments or other documents contained therein are originals; have been properly completed or signed; are appropriate for the represented purpose; have been recorded or filed (or recorded or filed in the appropriate jurisdiction or office), or are other than what they purport on their face to be.

Section 6.2.      Resolution of Discrepancies. In the event of any discrepancy between the information set forth in any report provided by the Document Custodian to the Company and any information contained in the books or records of the Company, the Company shall promptly notify the Document Custodian thereof and the parties shall cooperate to diligently resolve the discrepancy.

Section 6.3.      Improper Instructions. Notwithstanding anything herein to the contrary, the Document Custodian shall not be obligated to take any action (or forebear from taking any action), if the Document Custodian shall have reasonably determined (at its sole option), or shall have been advised by counsel, that action or forbearance is likely to result in liability on the part of the Document Custodian or is contrary to the terms of this Agreement or applicable law. In no instance shall the Document Custodian be obligated to provide services on any day that is not a Business Day.

Section 6.4.      Proper Instructions. (a) The Company will give a notice to the Document Custodian, in form acceptable to the Document Custodian, specifying the names and specimen signatures of persons authorized to give Proper Instructions (collectively, “Authorized Persons” and each is an “Authorized Person”) which notice shall be signed by an Authorized Person previously certified to the Document Custodian. The Document Custodian shall be entitled to rely upon the identity and authority of such persons until it receives written notice from an Authorized Person of the Company to the contrary. The initial Authorized Persons are set forth on Schedule A attached hereto and made a part hereof (as such Schedule A may be modified from time to time by written notice from the Company to the Document Custodian). If such person elects to give the Document Custodian email or facsimile instructions (or instructions by a similar electronic method) and the Document Custodian elects to act upon such instructions, the Document Custodian’s understanding of such instructions shall be deemed controlling. The Document Custodian shall not be liable for any losses, costs or expenses arising directly or indirectly from the Document Custodian’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions or directions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Document Custodian, including without limitation the risk of the Document Custodian acting on unauthorized instructions, and the risk of interception and misuse by third parties.

(b)            The Document Custodian shall have no obligation to act in accordance with purported instructions to the extent that they conflict with applicable law or regulations, local market practice or the Document Custodian’s operating policies and practices. The Document Custodian shall not be liable for any loss resulting from a delay while it obtains clarification of any Proper Instructions.

Section 6.5.      Evidence of Authority. The Document Custodian shall be protected in acting upon any instructions, notice, request, consent, opinion, certificate instrument or paper reasonably believed by either or them to be genuine and to have been properly executed or otherwise given by or on behalf of the Company by an Authorized Person. The Document Custodian may receive and accept a certificate signed by any Authorized Person as conclusive evidence of:

(a)            the authority of any person to act in accordance with such certificate; or

(b)            any determination or of any action by the Company as described in such certificate,

and such certificate may be considered as in full force and effect until receipt by the Document Custodian of written notice to the contrary from an Authorized Person of the Company.

Section 6.6.      Receipt of Communications. Any communication received by the Document Custodian on a day which is not a Business Day or after 3:30 p.m., Eastern time (or such other time as is agreed by the Company and the Document Custodian from time to time), on a Business Day will be deemed to have been received on the next Business Day.

Section 6.7.      Actions on the Loans. The Document Custodian shall have no duty or obligation hereunder with respect to the Loans, including duties or obligations to take any action on behalf of the Company, to communicate on behalf of the Company, to collect amounts or proceeds in respect of, or otherwise to interact or exercise rights or remedies on behalf of the Company, with respect to any of the Loans. All such actions and communications are the responsibility of the Company.

Section 7.	Compensation of Document Custodian.

Section 7.1.      Fees. The Document Custodian shall be entitled to compensation for their services in accordance with the terms of that certain fee letter dated November 7, 2024, between the Company and the Document Custodian.

Section 7.2.      Expenses. The Company agrees to pay or reimburse to the Document Custodian upon its request from time to time all costs, disbursements, advances, losses and expenses (including reasonable fees and expenses of legal counsel and court costs) incurred, and any disbursements made, in connection with the preparation, execution or amendment of this Agreement, or in connection with or arising out of the transactions contemplated hereby or the administration of this Agreement or performance by the Document Custodian of its duties and services under this Agreement, from time to time (including costs and expenses of any action deemed necessary by the Document Custodian to collect any amounts owing to it under this Agreement).

Section 8.	Responsibility of Document Custodian.

Section 8.1.      General Duties. The Document Custodian shall have no duties, obligations or responsibilities under this Agreement except for such duties as are expressly and specifically set forth in this Agreement, and the duties and obligations of the Document Custodian shall be determined solely by the express provisions of this Agreement. No implied duties (including fiduciary duties), obligations, liabilities or responsibilities shall be read into this Agreement against, or on the part of, the Document Custodian.

Section 8.2.      Instructions. (a) The Document Custodian shall be entitled to refrain from taking any action unless it has such instruction (in the form of Proper Instructions) from the Company as it reasonably deems necessary, and shall be entitled to require, upon notice to the Company, that Proper Instructions to it be in writing. The Document Custodian shall have no liability for any action (or forbearance from action) taken pursuant to the Proper Instruction of the Company.

(b)            Whenever the Document Custodian is entitled or required to receive or obtain any communications or information pursuant to or as contemplated by this Agreement, it shall be entitled to receive the same in writing, in form, content and medium reasonably acceptable to it and otherwise in accordance with any applicable terms of this Agreement; and whenever any report or other information is required to be produced or distributed by the Document Custodian it shall be in form, content and medium reasonably acceptable to it and the Company, and otherwise in accordance with any applicable terms of this Agreement.

Section 8.3.      General Standards of Care. The Document Custodian shall not be liable or accountable to any Person (including the Company), under any circumstances except for its own grossly negligent action, grossly negligent failure to act or willful misconduct (in each case as determined by a final, non-appealable order from a court of competent jurisdiction). Notwithstanding any terms herein contained to the contrary, the acceptance by the Document Custodian of its appointment hereunder is expressly subject to the following terms, which shall govern and apply to each of the terms and provisions of this Agreement (whether or not so stated therein):

(a)            The Document Custodian may rely exclusively, without investigation or other action on its part, on and shall be protected in acting or refraining from acting upon any written notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document furnished to it (including any of the foregoing provided to it by telecopier or electronic means), not only as to its due execution and validity, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine and signed or presented by the proper person (which in the case of any instruction from or on behalf of the Company shall be an Authorized Person); and the Document Custodian shall be entitled to presume the genuineness and due authority of any signature appearing thereon. The Document Custodian shall not be bound to make any independent investigation into the facts or matters stated in any such notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document, or be required to recalculate, certify or verify any information contained therein; provided, however, that if the form thereof is specifically prescribed by the terms of this Agreement, the Document Custodian shall examine the same to determine whether it substantially conforms on its face to such requirements hereof.

(b)            Neither the Document Custodian, nor any of their directors, officers or employees, shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers of employees), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action or inaction constitutes gross negligence, willful misconduct or bad faith on its part (as determined by a court of competent jurisdiction). The Document Custodian shall not be liable for any action taken by it in good faith and reasonably believed by it to be within powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action. The Document Custodian shall not be under any obligation at any time to ascertain whether the Company is in compliance with the 1940 Act, the regulations thereunder, or the Company’s investment objectives and policies then in effect.

(c)            In no event shall the Document Custodian be liable for any indirect, special, punitive or consequential damages (including lost profits) whether or not it has been advised of the likelihood of such damages.

(d)            The Document Custodian may consult with, and obtain advice from, legal counsel with respect to any question as to any of the provisions hereof or its duties hereunder, or any matter relating hereto, and the written or oral opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Document Custodian in good faith in accordance with the opinion and directions of such counsel; the cost of such services shall be reimbursed pursuant to Section 7.2 above. Before the Document Custodian acts or refrains from acting hereunder, it may require and shall be entitled to receive an officer’s certificate and/or an opinion of counsel, the reasonable cost of such services shall be reimbursed pursuant to Section 7.2 above. The Document Custodian shall not be liable for any action it takes or omits to take in good faith in reliance on such officer’s certificate or opinion of counsel.

(e)            The Document Custodian shall not be deemed to have notice of, or be required to act based on, any fact, claim, demand or other event or information with respect hereto unless actually known by a Responsible Officer working in its Corporate Trust Services group and charged with responsibility for administering this Agreement or unless (and then only to the extent received) in writing by a Responsible Officer of the Document Custodian at the address as set forth in Section 13 and specifically referencing this Agreement. The Document Custodian shall not have any obligation or duty to determine whether any event or fact has occurred. The delivery or availability of reports or other documents to the Document Custodian (including publicly available reports or documents) shall not constitute actual or constructive knowledge or notice of information contained in or determinable from those reports or documents. Knowledge or information acquired by (i) Computershare Trust Company, N.A. in any of its respective capacities hereunder or under any other document related hereto shall not be imputed to Computershare Trust Company, N.A. in any of its other capacities hereunder or thereunder except to the extent their respective duties are performed by Responsible Officers in the same division of Computershare Trust Company, N.A., and vice versa, and (ii) any affiliate or other line of business or other division of Computershare Trust Company, N.A. shall not be imputed to Computershare Trust Company, N.A. in any of its respective capacities hereunder.

(f)             No provision of this Agreement shall require the Document Custodian to expend or risk its own funds, or to take any action (or forbear from action) hereunder which might in its judgment involve any expense or any financial or other liability. Nothing herein shall obligate the Document Custodian to commence, prosecute or defend legal proceedings in any instance, whether on behalf of the Company or on its own behalf or otherwise, with respect to any matter arising hereunder, or relating to this Agreement or the services contemplated hereby. No provision of this Agreement shall require the Document Custodian to take any action, including at the request, order or direction of the Company, unless the Company has or has offered to the Document Custodian security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Document Custodian therein or thereby.

(g)            The discretionary or permissive rights of the Document Custodian to take any action hereunder shall not be construed as duties. In the event that any provision of this Agreement implies or requires that action or forbearance from action be taken by a party but is silent as to which party has the duty to act or refrain from acting, the parties hereto agree that the Document Custodian shall not be the party required to take the action or refrain from acting.

(h)            The Document Custodian may act or exercise duties or powers hereunder through agents (including for the avoidance of doubt, sub-custodians) or attorneys, and the Document Custodian, shall not be liable or responsible for the actions or omissions of any such agent or attorney appointed and maintained with due care.

(i)             This Section 8.3 and all indemnifications contained in this Agreement in favor of the Document Custodian shall survive the termination or assignment of this Agreement or earlier resignation or removal of the Document Custodian.

(j)             The Document Custodian shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of any Person, unless such Person with the requisite authority shall have offered to the Document Custodian security or indemnity satisfactory to the Document Custodian against the costs, expenses and liabilities (including the reasonable and documented fees and expenses of counsel and agents) which may be incurred therein or thereby. The Document Custodian shall not be liable with respect to any action it takes or omits to take in accordance with a direction received by it from any Person with the requisite authority.

(k)            The Document Custodian shall not have any liability with respect to, or have any duty to supervise or monitor, the acts, omissions, defaults or misconduct of any other Person, and may assume compliance by each of the other parties hereto with their obligations thereunder unless a Responsible Officer is notified of any such noncompliance in writing.

(l)             The Document Custodian shall not be held responsible or liable for or in respect of, and makes no representation or warranty with respect to (A) any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement, continuation statement or amendments to a financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, or (B) the monitoring, creation, maintenance, enforceability, existence, status, validity, priority or perfection of any security interest, lien or collateral or the performance of any collateral.

(m)           The Document Custodian shall not have any liability for or obligation with respect to the correctness or enforceability of the recitals contained in this Agreement or in any related document.

(n)            The parties hereto acknowledge and agree that the Document Custodian shall not be bound by any other document, instrument or agreement, even if referred to in this Agreement, unless the Document Custodian has executed such document, instrument or agreement and agreed therein to be bound thereby.

(o)            If the Document Custodian is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects this Agreement (including but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays related thereto), it is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if it complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, it shall not be liable to the Company or any other Person even though such order, judgment, decree or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

Section 8.4.      Indemnification. To the fullest extent permitted by law, the Company shall and does hereby indemnify, protect, defend and hold harmless the Document Custodian (in its individual capacity and in its capacity as such), and its officers, directors, shareholders, agents, securities intermediaries and employees (each an “Indemnified Person”) for and from any and all costs, expenses, losses, damages, claims, demands, suits, actions, proceedings (including any inquiry or investigation), penalties and liabilities (in each case, including reasonable attorney’s fees and expenses and court costs) of any kind or nature whatsoever, whether direct, indirect or consequential, that may arise, be brought against or incurred by the Document Custodian, by any person, including without limitation the Company, and any advances or disbursements made by the Document Custodian, as a result of, relating to, arising out of or in connection with this Agreement, or the administration or performance of the duties of the Document Custodian hereunder, or the relationship between the Company, the Document Custodian created hereby, including the enforcement of any indemnification rights hereunder, other than such liabilities, losses, damages, claims, costs and expenses as are directly caused by the Document Custodian’s, as applicable, own action or inaction constituting bad faith, gross negligence or willful misconduct on its part, as determined by a court of competent jurisdiction or as otherwise agreed to by the parties.

Section 8.5.      Force Majeure. The Document Custodian shall not be liable to the Company for any damage or loss resulting from or caused by events or circumstances beyond the reasonable control of the Document Custodian, including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, disease, epidemic or pandemic, quarantine, shelter-in-place or similar directives, accidents, utility failures, or other similar force majeure events or acts; errors by the Company (including any Authorized Person) in its instructions to the Document Custodian; or changes in applicable law, regulation or orders.

Section 9.	Reserved.

Section 10.	Effective Period and Termination.

Section 10.1.    Effective Date. This Agreement shall become effective as of the date first set forth above. This Agreement shall continue in full force and effect until terminated as hereinafter provided. This Agreement may be terminated by the Document Custodian or the Company pursuant to Section 10.2.

Section 10.2.    Termination. This Agreement shall terminate upon the earliest of (a) occurrence of the effective date of termination specified in any written notice of termination given by any party to the other parties not later than sixty (60) days prior to the effective date of termination specified therein, (b) such other date of termination as may be mutually agreed upon by the parties in writing.

Section 10.3.    Resignation. The Document Custodian may at any time resign under this Agreement by giving not less than sixty (60) days advance written notice thereof to the Company. The Company may at any time remove the Document Custodian under this Agreement by giving not less than sixty (60) days advance written notice to the Document Custodian.

Section 10.4.    Successor. Prior to the effective date of termination of this Agreement, or the effective date of the resignation or removal of the Document Custodian, the Company shall give Proper Instruction to the Document Custodian designating a successor Document Custodian. Upon receipt of Proper Instruction from the Company, the Document Custodian shall deliver directly to the successor Document Custodian Loan File then owned by the Company and held by the Document Custodian, provided that the Company shall have paid to the Document Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled. If the Company does not designate a successor Document Custodian by the date of termination, resignation or removal, then the Document Custodian shall deliver all Loan Files to the Company, and upon such delivery, the Document Custodian shall be relieved of all obligations under this Agreement.

Section 10.5.    Payment of Fees, etc. Upon termination of this Agreement or resignation or removal of the Document Custodian, the Company shall pay to each of the Document Custodian such compensation, and shall likewise reimburse the Document Custodian for its costs, expenses and disbursements, as may be due as of the date of such termination, resignation or removal. All indemnifications in favor of the Document Custodian under this Agreement shall survive the termination or assignment of this Agreement or any resignation of the Document Custodian.

Section 11.	Representations and Warranties.

Section 11.1.    Representations of the Company. The Company represents and warrants to the Document Custodian that:

(a)            it has the power and authority to enter into and perform its obligations under this Agreement, and it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligation; and

(b)            in giving any instructions which purport to be “Proper Instructions” under this Agreement, the Company will act in accordance with the provisions of its certificate of incorporation and bylaws and any applicable laws and regulations.

Section 11.2.    Representations of the Document Custodian. The Document Custodian hereby represents and warrants to the Company that:

(a)            it is a national banking association that has an aggregate capital, surplus, and undivided profits of not less than $500,000;

(b)            it has the power and authority to enter into and perform its obligations under this Agreement;

(c)            it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligations; and

(d)            it maintains business continuity policies and standards that include data file backup and recovery procedures.

Section 12.	Parties in Interest; No Third Party Benefit.

This Agreement is not intended for, and shall not be construed to be intended for, the benefit of any third parties and may not be relied upon or enforced by any third parties (other than successors and permitted assigns pursuant to Section 17); provided, however, that each Indemnified Person shall be a third-party beneficiary under this Agreement with the right to enforce its rights hereunder as if a direct party hereto

Section 13.	Notices.

Any Proper Instructions shall be given to the following address (or such other address as either party may designate by written notice to the other party), and otherwise any notices, approvals and other communications hereunder shall be sufficient if made in writing and given to the parties at the following address (or such other address as either of them may subsequently designate by notice to the other), given by (i) certified or registered mail, postage prepaid, (ii) recognized courier or delivery service, or (iii) confirmed telecopier or telex, with a duplicate sent by first class mail, postage prepaid:

(a)	if to the Company, to

EPT 16 LLC

600 Steamboat Road, Suite 202

Greenwich, CT 06820

Attn: Eagle Point Operations

Email: EPOperations@eaglepointcredit.com

Copies to: legal@trincapinvestment.com; Legal@eaglepointcredit.com

(b)	if to the Document Custodian, to

Computershare Trust Company, N.A.

1031 10th Ave S.E.

Minneapolis, MN 55414

Attn: Corporate Trust Services — Asset-Backed Securities Vault

Email: abs.custody.vault@computershare.com

with a copy to:

Computershare Trust Company, N.A.

1505 Energy Park Drive

St. Paul, MN 55108

Attn: Corporate Trust Services — Asset-Backed Administration

Email: Christopher.Wall@computershare.com

Section 14.	Choice of Law, Jurisdiction and Waiver of Jury Trial.

This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with and governed by the laws of the State of New York for all purposes (without regard to its choice of law provisions). Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York (New York County) or of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each of the parties hereto consents, for itself and in respect of its property, to the exclusive jurisdiction of those courts. Each of the parties hereto irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, or any legal process with respect to itself or any of its property, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.

All parties hereunder hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the parties in connection herewith or therewith. All parties acknowledge and agree that they have received full and significant consideration for this provision and that this provision is a material inducement for all parties to enter into this Agreement.

Section 15.	Entire Agreement; Counterparts.

Section 15.1.    Complete Agreement. This Agreement constitutes the complete and exclusive agreement of the parties with regard to the matters addressed herein and supersedes and terminates as of the date hereof, all prior agreements or understandings, oral or written, between the parties to this Agreement relating to such matters.

Section 15.2.    Counterparts. This Agreement may be executed in any number of counterparts and all counterparts taken together shall constitute one and the same instrument.

Section 15.4.    Electronic Signatures. This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of certificates when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 16.	Amendment; Waiver.

Section 16.1.    Amendment. This Agreement may not be amended except by an express written instrument duly executed by the Company and the Document Custodian.

Section 16.2.    Waiver. In no instance shall any delay or failure to act be deemed to be or effective as a waiver of any right, power or term hereunder, unless and except to the extent such waiver is set forth in an expressly written instrument signed by the party against whom it is to be charged.

Section 17.	Successor and Assigns.

Section 17.1.    Successors Bound. The covenants and agreements set forth herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and permitted assigns. Neither party shall be permitted to assign their rights under this Agreement without the written consent of the other party; provided, however, that the foregoing shall not limit the ability of the Document Custodian to delegate certain duties or services to or perform them through agents or attorneys appointed with due care as expressly provided in this Agreement.

Section 17.2.    Merger and Consolidation. Any Person into which the Document Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Document Custodian shall be a party, or any Person to which the Document Custodian transfers all or substantially all of its corporate trust business, shall be the successor of the Document Custodian, and shall succeed to all of the rights, powers and duties of the Document Custodian, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 18.	Severability.

The terms of this Agreement are hereby declared to be severable, such that if any term hereof is determined to be invalid or unenforceable, such determination shall not affect the remaining terms.

Section 19.	Request for Instructions.

If, in performing its duties under this Agreement, the Document Custodian is required to decide between alternative courses of action, the Document Custodian may (but shall not be obliged to) request written instructions from the Company as to the course of action desired by it. If the Document Custodian does not receive such instructions within two (2) Business Days after it has requested them, it may, but shall be under no duty to, take or refrain from taking any such courses of action, and it shall have no liability to any Person for any such action or inaction The Document Custodian shall act in accordance with instructions received from the Company in response to such request after such two (2) Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions.

Section 20.	Other Business.

Nothing herein shall prevent the the Document Custodian or any of its affiliates from engaging in other business, or from entering into any other transaction or financial or other relationship with, or receiving fees from or from rendering services of any kind to the Company or any other Person. Nothing contained in this Agreement shall constitute the Company and/or the Document Custodian (and/or any other Person) as members of any partnership, joint venture, association, syndicate, unincorporated business or similar assignment as a result of or by virtue of the engagement or relationship established by this Agreement.

Section 21.	Reproduction of Documents.

This Agreement and all schedules, exhibits, attachments and amendment hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further production shall likewise be admissible in evidence.

Section 22.	Rule 17g-10.

The Company hereby acknowledges that, notwithstanding anything to the contrary in this Agreement, the review contemplated herein (the “Review”) is a review to be performed by the Document Custodian solely for the purpose of acknowledging receipt of Loan Files by the Document Custodian from the Company. Any certification related to such Review prepared by the Document Custodian and furnished to the Company is produced solely in connection with this purpose. The Company did not engage the Document Custodian to perform the Review, produce any certification or perform any of the services in this Agreement for the purpose of making findings with respect to the accuracy of the information or data regarding the loans provided to the Document Custodian by the Company for the Review as contemplated by Rule 17g-10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Given the purpose and scope of the Document Custodian’s services (including the Review and any certification) under this Agreement and given the Company’s treatment and use of the Review and any certification, the Company and the Document Custodian agree that the Document Custodian’s Review is not commonly understood in the market to be “due diligence services” for purposes of Rule 17g-10. The Company does not consider the Review and any certification to be “due diligence services” for purposes of Rule 17g-10, and unless the Company notifies the Document Custodian to the contrary, the Company will not treat any certification as a “third party due diligence report” for purposes of Rule 15Ga-2 under the Exchange Act. The Company hereby acknowledges that the Document Custodian is relying on this acknowledgment for purposes of determining that its Review does not constitute “due diligence services” under Rule 17g-10.

Section 23.	AML Law.

The parties hereto acknowledge that in accordance with such laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Asset Control (collectively, “AML Law”), the Document Custodian is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Document Custodian. The Company hereby agrees that it shall provide the Document Custodian with such identifying information and documentation as the Document Custodian may request from time to time in order to enable the Document Custodian to comply with all applicable requirements of AML Law.

[Page Intentionally Ends Here. Signatures Appear on Next Page.]

In Witness Whereof, each of the parties has caused this Agreement to be executed and delivered by a duly authorized officer, intending the same to take effect as of the date of this Agreement.

EPT 16 LLC

By:	/s/ Sarah Stanton
	Name:	Sarah Stanton
	Title:	Chief Compliance Officer

COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity, but solely as Document Custodian

By:	/s/ Anna Churchill
	Name:	Anna Churchill
	Title:	Vice President

[Signature Page to Custody Agreement]

List of Authorized Persons

Each of the undersigned hereby certifies that the following officers or employees of the Company have been duly authorized to deliver Proper Instructions to the Document Custodian pursuant to the Custody Agreement between the Company and the Document Custodian dated November 8, 2024, and that the email addresses and signatures appearing opposite their names are true and correct:

Michael Testa, CFO	mtesta@trincapinvestment.com	/s/ Michael Testa
Name and Title	Email Address	Signature

Sarah Stanton, CCO	sstanton@trincapinvestment.com	/s/ Sarah Stanton
Name and Title	Email Address	Signature

Name and Title	Email Address	Signature

Exhibit A

Form of Request for Release

To:	Computershare Trust Company, N.A., as Document Custodian

ABS Custody Vault

1031 10th Ave S.E.

Minneapolis, MN 55414

Attention: Corporate Trust Services — Asset-Backed Securities Vault

abs.custody.vault@computershare.com

Pursuant to Section 4(c) of the Custody Agreement described below, the undersigned requests the Loan Files described below for the reason indicated. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Custody Agreement, dated as of November 8, 2024, among Computershare Trust Company, N.A., as the Document Custodian, and EPT 16 LLC, as the Company.

Loan Numbers:

[__]

Reason for Requesting Documents:

____ Receivable Paid in Full

____ Repossession

____ Liquidation

____ Defective Asset

____ Takeout Transaction

____ Other — Explain ________

To the extent such release is due to payment in full or ineligibility, any such documents that may be in electronic form may be deleted from the Document Custodian’s system of record rather than released to the Company or its designees.

EPT 16 LLC, as Company

By:
Name:
Title:

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